UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HILLIARD-LYONS GOVERNMENT FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 3, 2008

As of today, HLGF still needs 2.75% -  49,256,854 shares

The Hilliard-Lyons Government Fund’s March 31, 2008 special shareholders’ meeting originally scheduled for March 31, 2008, had to be adjourned and is now scheduled for  April 17, 2008.

Clients that have not yet voted, will receive a new letter and proxy card in the mail this week.  If your clients call, please encourage them to vote.    Below are instructions on how clients can vote:

Log on to the website, www.2voteproxy.com,  and enter the control number printed on the card and vote by following the on-screen prompts;

Call 800-830-3542 and enter the control number printed on the card and follow the touchtone prompts;

Call 800-207-3158 to speak with a DF King Representative.  By choosing this option the client will only need their name and address.

If you need additional information please contact Fund Administration.

Joe Curry x-8602

Stephanie Ferree x-8832

Tim Riordan x-1786